UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2009

Triad Guaranty Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22342	56-1838519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 South Stratford Road
Winston-Salem, North Carolina 27104
(Address of principal executive offices) (zip code)

(336) 723-1282
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On December 28, 2009, Triad Guaranty Inc. (the “Company”) announced that its common stock has been formally delisted from The NASDAQ Stock Market (“Nasdaq”) and will begin to be quoted on both the Pink Sheets® and the OTC Bulletin Board® over-the-counter markets.  The Company expects that its common stock will continue to be represented by the symbol “TGIC.”  The Company’s common stock remains registered with the Securities and Exchange Commission (the “SEC”) and the Company intends to continue to file periodic, annual and other reports and statements with the SEC.

A copy of the press release announcing the formal delisting of the Company’s common stock from Nasdaq, dated December 28, 2009, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d)

Exhibit Number                                                  Description

Exhibit 99.1	Press release dated December 28, 2009, announcing the formal delisting of the Company’s common stock from Nasdaq.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triad Guaranty Inc.

December 28, 2009	/s/ Kenneth S. Dwyer
Kenneth S. Dwyer Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number                                                  Description

Exhibit 99.1	Press release dated December 28, 2009, announcing the formal delisting of the Company’s common stock from Nasdaq.